UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 1, 2010

Hill-Rom Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1069 State Route 46 East, Batesville, Indiana		47006-8835
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 934-7777

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

C. Jeffrey Kao, President of the North America Acute Care division of Hill-Rom Holdings, Inc. ("Hill-Rom" or the "Company") has resigned from the Company effective April 2, 2010 (the "Effective Termination Date"). In connection therewith, Mr. Kao has ceased serving as a company officer. In connection with his resignation, Mr. Kao and Hill-Rom entered into a Separation and Release Agreement (the "Agreement") dated March 1, 2010. The Agreement includes the following material provisions:

• a cash severance payment of $380,000, which is equal to one year of Mr. Kao's current base salary, payable pursuant to Hill-Rom's payroll schedule over the fifty-two weeks following the Effective Termination Date;

• payment for any earned but unused vacation days as of the Effective Termination Date, payable in one lump sum within fifteen days after the Effective Termination Date;

• continuation of group life insurance coverage and COBRA health insurance coverage until the cash severance payment terminates;

• limited out-placement counseling with a company of Mr. Kao's choice through December 31, 2012, provided Mr. Kao participates in such counseling immediately following termination of his employment;

• acknowledgement of the post-employment non-competition, trade secret and confidentiality covenants by Mr. Kao as set forth in his Employment Agreement with Hill-Rom and as set forth in the Agreement; and

• a general release by Mr. Kao.

The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

The Agreement does not affect or change the terms or conditions of Mr. Kao’s rights under any Hill-Rom sponsored Deferred Compensation Program, Executive Life Insurance Bonus Plan, Stock Grant Award, Stock Option Grant, Restricted Stock Unit Award, Pension Plan and/or Savings Plan. Nor does the Agreement affect Mr. Kao coverage under Hill-Rom’s directors’ and officers’ insurance policy, or indemnification rights previously afforded to Mr. Kao prior to the date of the Agreement under any indemnification agreement Mr. Kao has with Hill-Rom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are filed herewith:

10.1 Separation and Release Agreement between Hill-Rom Holdings, Inc. and C. Jeffrey Kao dated March 1, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hill-Rom Holdings, Inc.

March 3, 2010	By:	/s/ Gregory N. Miller

Name: Gregory N. Miller
Title: Senior Vice President and Chief Financial Officer

Hill-Rom Holdings, Inc.

March 3, 2010	By:	/s/ Richard G. Keller

Name: Richard G. Keller
Title: Vice President - Controller and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

10.1	Separation and Release Agreement between Hill-Rom Holdings, Inc. and C. Jeffrey Kao dated March 1, 2010